UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 24, 2010

AEROVIRONMENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33261	95-2705790
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

181 W. Huntington Drive, Suite 202
Monrovia, CA	91016
(Address of Principal Executive	(Zip Code)
Offices)

Registrant’s telephone number, including area code: (626) 357-9983

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange ct (17 CFR 240.14d-2(B))

☐            Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))

Item 2.02.          Results of Operations and Financial Condition

On June 24, 2010, AeroVironment, Inc. issued a press release announcing fourth quarter and full year financial results for the period ended April 30, 2010, a copy of which is attached hereto as Exhibit 99.1.

The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 2.02 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

In addition to historic information, this report, including the exhibit, contains forward-looking statements regarding events, performance and financial trends. Various factors could affect future results and could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. Some of those factors are identified in the exhibit, and in our periodic reports filed with the Securities and Exchange Commission.

Item 5.02.          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported by AeroVironment, Inc. (“AeroVironment”) in a Form 8-K, filed on March 31, 2010, Mr. Jikun Kim, age 46, was appointed to act as AeroVironment’s interim Chief Financial Officer. By board resolution passed on June 22, 2010, Mr. Kim’s appointment as Chief Financial Officer was made permanent.

In connection with this appointment and effective immediately, Mr. Kim’s base annual salary was increased by $30,000 to $260,000 and he was issued options to purchase 30,000 shares of AeroVironment’s common stock at an exercise price equal to the closing price of our common stock reported on the Nasdaq Global Market on June 22, 2010. Mr. Kim’s stock options are subject to the terms and conditions set forth in AeroVironment’s 2006 Equity Incentive Plan and AeroVironment’s standard form of stock option agreement for options granted under such plan.

Mr. Kim has been interim Chief Financial Officer since March 31, 2010. He served as AeroVironment’s Vice President and Controller from June 2009 until March 2010. Prior to joining AeroVironment, Mr. Kim served with Raytheon Company, a defense contractor, for more than eight years, most recently as Chief Financial Officer of Raytheon Vision Systems. Mr. Kim received a Masters in Business Administration from Columbia Business School, a Masters in Electrical Engineering from the University of California at Los Angeles and a Bachelors degree in Electrical Engineering from the University of California at Berkeley.

Item 9.01.          Financial Statements and Exhibits

(d)        Exhibits.

The following exhibits are filed herewith:

Exhibit
Number	Description
99.1	Press release issued by AeroVironment, Inc., dated June 24, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEROVIRONMENT, INC.

Date:	June 24, 2010	By:	/s/ Timothy E. Conver
Timothy E. Conver
Chairman, President and Chief Executive Officer